1Q 2021 Earnings Call Supplemental Presentation May 4, 2021 Exhibit 99.2

Legal Disclosures This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the information in this document is complete. For additional financial, statistical, and business information, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent the Company’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on such statements. Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: risks related to Regional Management's business, including the COVID-19 pandemic and its impact on Regional Management's operations and financial condition; managing growth effectively, implementing Regional Management's growth strategy, and opening new branches as planned; Regional Management's convenience check strategy; Regional Management's policies and procedures for underwriting, processing, and servicing loans; Regional Management's ability to collect on its loan portfolio; Regional Management's insurance operations; exposure to credit risk and repayment risk, which risks may increase in light of adverse or recessionary economic conditions; the implementation of new underwriting models and processes, including as to the effectiveness of new custom scorecards; changes in the competitive environment in which Regional Management operates or a decrease in the demand for its products; the geographic concentration of Regional Management's loan portfolio; the failure of third-party service providers, including those providing information technology products; changes in economic conditions in the markets Regional Management serves, including levels of unemployment and bankruptcies; the ability to achieve successful acquisitions and strategic alliances; the ability to make technological improvements as quickly as competitors; security breaches, cyber-attacks, failures in information systems, or fraudulent activity; the ability to originate loans; reliance on information technology resources and providers, including the risk of prolonged system outages; changes in current revenue and expense trends, including trends affecting delinquencies and credit losses; changes in operating and administrative expenses; the departure, transition, or replacement of key personnel; the ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support Regional Management's operations and initiatives; changes in interest rates; existing sources of liquidity may become insufficient or access to these sources may become unexpectedly restricted; and exposure to financial risk due to asset-backed securitization transactions; risks related to regulation and legal proceedings, including changes in laws or regulations or in the interpretation or enforcement of laws or regulations; changes in accounting standards, rules, and interpretations and the failure of related assumptions and estimates, including those associated with the implementation of CECL accounting; and the impact of changes in tax laws, guidance, and interpretations, including the timing and amount of revenues that may be recognized; and risks related to the ownership of Regional Management's common stock, including volatility in the market price of shares of Regional Management's common stock; the timing and amount of future cash dividend payments; and anti-takeover provisions in Regional Management's charter documents and applicable state law. The COVID-19 pandemic may also magnify many of these risks and uncertainties. The foregoing factors and others are discussed in greater detail in the Company's filings with the SEC. The Company will not update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. This presentation also contains certain non-GAAP measures.  Please refer to the Appendix accompanying this presentation for a reconciliation of non-GAAP measures to the most comparable GAAP measures. 2

1Q 2021 Financial Highlights 3 Net income of $25.5 million, or $2.31 diluted EPS Total revenue increase of $1.7 million, or 1.7% Interest and fee income up 0.3% year-over-year primarily due to increase in interest and fee yield of 10 basis points Insurance income, net increased by $2.0 million year-over-year primarily due to a $1.3 million reserve for COVID-19 unemployment insurance claims in 1Q 20 and a $0.6 million increase in TX insurance commission income Other income decreased by $0.7 million due to fewer late fees from low delinquency Provision for credit losses decreased $38.2 million, or 77.1%, primarily due to: Decrease in provision of $30.5 million driven by a $6.6 million COVID-19 related reserve release in 1Q 21 compared to a $23.9 million COVID-19 reserve build in 1Q 20 Lower net credit losses of $7.7 million on lower delinquency levels G&A expense decreased $0.4 million, or 0.9%, over the prior-year period Interest expense decreased $3.0 million, or 29.8%, primarily due to Fed rate decreases and favorable market value increases on interest rate caps of $0.8 million Board of Directors authorized a new $30 million stock repurchase program and increased the quarterly dividend to $0.25 per share

4 Originations Increase & Credit Quality Remains Stable 1Q 21 originations are up 0.9% year-over-year despite government stimulus; March up 9.1% Growth initiatives drove originations of $28.6 million in 1Q 21, mitigating seasonal and stimulus-driven liquidation Direct mail and digital channels produced $61.7 million of originations in 1Q 21, up from $56.3 million in 1Q 20 Delinquency levels are at historic lows; declined further to 3.7% in April and are expected to gradually rise

Generated year-over-year core loan growth of $18 million, or 1.7% New product initiatives contributed $26 million of portfolio growth in 1Q 21 Achieved year-over-year total loan growth of $3 million, or 0.3% Large loans increased $4 million sequentially in 1Q 21; total portfolio liquidation was driven by small loans, which were disproportionally impacted by stimulus payments Continued the mix shift toward large loans 5 Generated Year-Over-Year Loan Growth

Digitally-Sourced Originations Digital originations are sourced from either our affiliate partnerships or directly from our website All digitally-sourced loans are underwritten in our branches by our custom credit scorecards and serviced by our branches Our digital volume represented 33% of our total new borrower volume in 1Q 21 Large loans represented 64% of digitally-sourced loans booked 6

Average Net Finance Receivables and Revenue Trends 7 Total revenue yield increased 60 basis points year-over-year Interest and fee yield increased 10 basis points year-over-year As of March 31, 2021, 81% of net finance receivables were at or below 36% APR Note: Table above reflects changes in total revenue yield

Lower Net Credit Losses on Low Delinquency Levels 8 Net credit loss rate decreased 280 basis points versus the prior-year period on low delinquency levels

Delinquency at Historically Low Levels 1Q 21 delinquency is down from the prior year as a result of government stimulus and enhanced credit standards 30+ days past due of 4.3% is 230 basis points lower than prior year 30+ days past due of $47.7 million (loan loss reserves of $139.6 million) 9

Reserved For Stressed Credit Losses Millions We ran several macroeconomic stress scenarios and adjusted for the potential benefits of government stimulus. In 1Q 21, we released $3.8 million of the reserve primarily for $30.7 million in sequential portfolio liquidation and released COVID-19 related reserves of $6.6 million based on the macroeconomic model. 10 Jan 1st CECL Impact 4Q 19 Ending Reserve (1) (1) 1Q 21 Ending Reserve includes $23.8 million of incremental COVID-19 reserves

Annualized general and administrative expenses as a percentage of average net finance receivables Normalized to exclude $3.8 million of non-operating costs; $3.1 million related to the CEO transition and $0.7 million from the system outage. This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. Normalized to exclude $0.8 million of severance related to workforce actions. This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. The following items impacted the Operating Expense Ratio by 80 basis points in 1Q 21: our investment in digital and technological capabilities of $1.3 million, and increased marketing expenses of $1.0 million to support our growth initiatives (2) 11 (3) Operating Expense Ratio Trend

Cost of Funds Trending Downward (1) Annualized interest expense as a percentage of average net finance receivables 12 1Q 21 annualized interest expense as a percentage of ANR improved 100 basis points from the prior-year period Favorable market value increases on interest rate caps impacted 1Q 21 by 30 basis points Closed new securitization transactions in 3Q 20 and 1Q 21 with weighted-average coupons (WACs) of 2.85% and 2.08%; replacing prior transactions with WACs of 3.93% and 4.87%, respectively Purchased $100 million of interest rate caps in 1Q 21 to take advantage of the favorable interest rate environment

13 Strong Funding Profile This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. Interest expense as a percentage of average net finance receivables As of March 31, 2021, total unused capacity was $573 million (subject to borrowing base) Available liquidity of $207 million as of March 31, 2021 Fixed-rate debt represents 74% of total debt Senior revolver has a 1% LIBOR floor; as such, we are nearing the lower end of our cost of funds

Appendix 14

(1) TTM Margin defined as total revenue of $375.6 million, less general and administrative expenses of $175.9 million and interest expense of $34.8 million from 2Q 20 through 1Q 21 (2) Net credit losses as a percentage of average net finance receivables 15 Significant Capacity to Absorb Losses Our balance sheet is in a strong position to absorb losses

Same Store Portfolio Growth (1) Same store sales based on branches more than 1 year old 16 Same store(1) year-over-year growth rate of 0.2% in 1Q 21 vs. 17.6% in the prior-year period Considerable growth opportunities in our existing branch footprint, particularly from branches opened within the last 3 years

Long history of liquidity support from a strong group of banking partners Diversified funding platform with a senior revolving facility, warehouse facilities, and securitizations 17 Diversified Liquidity Profile Entered into warehouse facility agreement in April 2021 Warehouse facility amended in April 2021 Entered into warehouse facility agreement in April 2021

Consolidated Income Statements 18

Consolidated Balance Sheets 19

Non-GAAP Financial Measures In addition to financial measures presented in accordance with generally accepted accounting principles (“GAAP”), this presentation contains certain non-GAAP financial measures. The company’s management utilizes non-GAAP measures as additional metrics to aid in, and enhance, its understanding of the company’s financial results. Tangible equity and funded debt-to-tangible equity ratio are non-GAAP measures that adjust GAAP measures to exclude intangible assets. Management uses these equity measures to evaluate and manage the company’s capital and leverage position. The company also believes that these equity measures are commonly used in the financial services industry and provide useful information to users of the company’s financial statements in the evaluation of its capital and leverage position. In addition, the company has presented non-GAAP measures that adjust for the executive transition, the loan management system outage, and the workforce actions taken. The company believes that these non-GAAP measures provide useful information by excluding certain material items that may not be indicative of our core operating results. As a result, the company believes that the non-GAAP measures that it has presented will allow for a better evaluation of the operating performance of the business. This non-GAAP financial information should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. In addition, the company’s non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies. The following tables provide a reconciliation of GAAP measures to non-GAAP measures.   Annualized general and administrative expenses as a percentage of average net finance receivables Non-operating G&A expense items include costs of $3,066 related to the executive transition and $720 related to the loan management system outage Non-operating G&A expense items include severance costs of $778 related to workforce actions 20

Non-GAAP Financial Measures (Cont’d) 21